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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) December 29, 2005

     CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of December 29, 2005, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2005-K).

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

             Delaware                   333-126790              87-0698310
   ----------------------------        -----------              -----------
   (State or Other Jurisdiction        (Commission           (I.R.S. Employer
         of Incorporation)             File Number)         Identification No.)


                     4500 Park Granada
                   Calabasas, California                  91302
                  ------------------------              ---------
                   (Address of Principal                (Zip Code)
                     Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
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Description of the Notes and the Mortgage Pool*
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     On December 29, 2005, CWHEQ, Inc. (the "Company") entered into a Sale and
Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2005-K (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2005-K (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company, CHL,and Park Monaco Inc. ("Park Monaco") as a seller, entered into a Purchase Agreement, dated as of December 29, 2005 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of December 29, 2005 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     In addition to the above agreements, XL Capital Assurance Inc. issued a Fianancial Guaranty Insurance Policy, dated December 29, 2005 (the "Insurance Policy"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Financial Guaranty Insurance Policy is annexed hereto as Exhibit 99.4.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of December 27, 2005 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.5.





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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2005 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-K (the "Prospectus").



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

Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

      Information And Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1 The Sale and Servicing Agreement, dated as of December 29, 2005, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of December 29, 2005, by and between the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of December 29, 2005, by and between the Trust and the Indenture Trustee.

99.4 The Insurance Policy, dated as of December 29, 2005, issued by XL Capital Assurance Inc.

99.5 The Trust Agreement, dated as of December 27, 2005, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.






                                         By:  /s/ Leon Daniels, Jr.
                                              -----------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title:  Vice President


Dated: January 30, 2006



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

EXHIBIT INDEX
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Exhibit           Description

99.1 The Sale and Servicing Agreement, dated as of December 29, 2005, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of December 29, 2005, by and between the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of December 29, 2005, by and between the Trust and the Indenture Trustee.

99.4 The Insurance Policy, dated as of December 29, 2005, issued by XL Capital Assurance Inc.

99.5 The Trust Agreement, dated as of December 27, 2005, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.



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